Supplement Date January 20, 2012

To

Prospectuses Dated May 2, 2011

This supplement is intended for distribution with prospectuses dated May 2, 2011 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL Corporate VUL Protection Variable Universal Life Survivorship Variable Universal Life	Majestic Performance VUL Majestic VULX Majestic Survivorship VULX Majestic VCOLIX

Subadviser Change

Effective January 19, 2012, Grantham, Mayo, Van Otterloo & Co., LLC replaced UBS Global Asset Management (Americas) Inc. as subadviser to the Large Cap portfolio. This change is reflected in the section of your prospectus entitled “Table of Investment Options and Subadvisers” as follows:

Portfolio	Portfolio Manager	Investment Objective
Large Cap	Grantham, Mayo, Van Otterloo & Co., LLC	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies tied economically to the U.S. The portfolio defines large capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the Russell 1000 Index. As of October 31, 2011, the market capitalization range of the Russell 1000 Index was $877 million to $385 billion.

Management Fee Change

The management fee for the Financial Services portfolio has been reduced. This reduction is reflected in the Portfolio Annual Expenses table in your prospectus as follows:

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Financial Services	0.78%	0.00%	0.06%	0.00%	0.84%

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL1 1/2012

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